UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 18, 2009
Date of Report
(Date of earliest event reported)

THE RYLAND GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-08029	52-0849948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24025 Park Sorrento, Suite 400, Calabasas, California 91302

(Address of Principal Executive Offices)  (ZIP Code)

Registrant’s telephone number, including area code: (818) 223-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement

On May 18, 2009, The Ryland Group, Inc. (the “Company”) executed an amendment (the “Amendment”) to the Rights Agreement by and between the Company and American Stock Transfer & Trust Company, LLC, as Rights Agent, dated as of December 18, 2008 (the “Rights Agreement”). The Company adopted the Rights Agreement to protect stockholder value by attempting to diminish the risk that the Company’s ability to use its net operating losses and unrealized losses (collectively, the “NOLs”) to reduce potential future federal income tax obligations may become substantially limited.

Prior to the Amendment, the beneficial ownership percentage threshold to trigger exercisability of the rights was based on Rule 13d-3 of the Securities Exchange Act of 1934, as amended. As amended, the rights generally become exercisable if a person or group becomes the beneficial owner of 4.9 percent or more of the Company’s then-outstanding common stock, whether directly or indirectly, and including shares such person would be deemed to constructively own or which otherwise would be aggregated with shares owned by such person pursuant to Section 382 of the Internal Revenue Code. The amended definition of beneficial ownership is consistent with the charter amendment that was recently adopted by the Company and approved by its stockholders to restrict transfers of common stock that also is designed to preserve the value of the Company’s NOLs under Section 382 of the Internal Revenue Code.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, attached hereto as Exhibit 4.2 and incorporated herein by reference, and the full text of the Rights Agreement, which was attached as Exhibit 4.1 to the Form 8-A filed by the Company on December 29, 2008 and incorporated herein by reference.

Item 3.03.                                          Material Modification to Rights of Security Holders.

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 9.01                                             Financial Statements and Exhibits

(d)                                  Exhibits

Exhibit 4.2	Amendment to the Rights Agreement dated as of May 18, 2009, between The Ryland Group, Inc. and American Stock Transfer & Trust Company, LLC, as Rights Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RYLAND GROUP, INC.

Date: May 22, 2009	By:	/s/ Timothy J. Geckle
Timothy J. Geckle
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 4.2	Amendment to the Rights Agreement dated as of May 18, 2009, between The Ryland Group, Inc. and American Stock Transfer & Trust Company, LLC, as Rights Agent.